TRADEMARK SECURITY AGREEMENT

            This TRADEMARK SECURITY AGREEMENT (this "TRADEMARK SECURITY AGREEMENT") is made this 24th day of September, 2008, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "GRANTOR"), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as Agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, the "AGENT").

                                W I T N E S S E T H:

            WHEREAS, pursuant to that certain Credit Agreement dated as of September 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among PERKINS & MARIE CALLENDER'S HOLDING INC., a Delaware corporation ("PARENT"), PERKINS & MARIE CALLENDER'S INC., a Delaware corporation ("BORROWER"), the lenders party thereto as "Lenders" ("LENDERS") and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and

            WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Security Agreement dated as of September 24, 2008
(including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY Agreement");

            WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.

      2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

         (a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on SCHEDULE I hereto;

         (b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

         (c) all modifications and renewals of the foregoing;

         (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

         (e) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

      3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

      4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein and in the event of any conflict between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

      5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending SCHEDULE I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend SCHEDULE I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on SCHEDULE I.

      6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

      7. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit

Agreement) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Providers to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

      8. GOVERNING LAW.

         (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED IN SECTION 8(B) AND UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) THE VALIDITY OF SECTION 2 OF THIS AGREEMENT, SOLELY WITH RESPECT TO THE GRANT OF A CONTINUING SECURITY INTEREST IN PERMITS OR LICENSES THAT ARE SUBJECT TO REGULATION BY OR CONSENT OF ANY GOVERNMENTAL AUTHORITY (INCLUDING
LIQUOR LICENSES AND FRANCHISES), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT THEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                            [signature page follows]

                [SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

            IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:
                                PERKINS & MARIE CALLENDER'S HOLDING INC., a Delaware corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                PERKINS & MARIE CALLENDER'S INC.,
                                a Delaware corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                PERKINS & MARIE CALLENDER'S REALTY LLC,
                                a Delaware limited liability company


                                By:     /s/ ANDREW WHITELEY
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                PERKINS FINANCE CORP.,
                                a Delaware corporation


                                By:     /s/ FRED T. GRANT, JR.
                                Name:   Fred T. Grant, Jr.
                                Title:  Vice President


                                WILSHIRE RESTAURANT GROUP LLC,
                                a Delaware limited liability company


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary



                [SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

                                MARIE CALLENDER PIE SHOPS, INC.,
                                a California corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                MACAL INVESTORS, INC.,
                                a California corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                MARIE CALLENDER WHOLESALERS, INC.,
                                a California corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                FIV CORP.,
                                a Delaware corporation


                                By:     /s/ Fred T. Grant, Jr.
                                        ----------------------------------------
                                Name:   Fred T. Grant, Jr.
                                Title:  Vice President, Secretary


                                MCID, INC.,
                                an Idaho corporation


                                By:     /s/ Andrew Whiteley
                                        ----------------------------------------
                                Name:   Andrew Whiteley
                                Title:  Secretary


                                WILSHIRE BEVERAGE, INC.,
                                a Texas corporation


                                By:     /s/ Scott Bradbury
                                        ----------------------------------------
                                Name:   Scott Bradbury
                                Title:  President, Vice President, Treasurer,
                                        Secretary


                [SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

AGENT:                          WELLS FARGO FOOTHILL, LLC,
                                a Delaware limited liability company, as Agent


                                By:     /s/ Kevin P. Smith
                                        ----------------------------------------
                                Name:   Kevin P. Smith
                                Title:  Vice President



                [SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]